EXHIBIT 10.14

AMENDMENT NO. 1 TO

SECURED PROMISSORY NOTE

THIS AMENDMENT NO.1 TO SECURED PROMISSORY NOTE (this “Amendment”) is an amendment to that certain Secured Promissory Note dated August 30, 2013 (“Note”) issued by AIRPATROL CORPORATION, a Nevada corporation having an address at 9861 Broken Land Parkway, Suite 204, Columbia, MD 21046 (“Borrower”) to the order of SYSOREX GLOBAL HOLDINGS CORP., a Nevada corporation (“Lender”), in lawful money of the United States of America immediately available funds, in the principal sum of One Million and 00/100 ($1,000,000.00) Dollars, or such other amount as may from time to time be the aggregate unpaid principal balance of loans thereunder (the “Loan”).

RECITALS

A.

Reference is made to: (i) the Loan Agreement dated August 30, 2013 by and between the Lender and Borrower (“Loan Agreement”), (ii) the Note, (iii) the Security Agreement dated August 30, 2013 by and between the Lender and Borrower (“Security Agreement”), and (iv) the Subordination Agreement dated August 30, 2013 by and between the Lender and each of the holders of promissory notes issued by the Borrower identified therein as “Junior Lenders” (“Subordination Agreement”) (the Loan Agreement, Note, Security Agreement and Subordination Agreement, and amendments thereto if any, are collectively referred to as the “Senior Loan Documents”.)

B.	The Loan Agreement and Note provide that the Loan shall mature on “February 30, 2014”.

C.	The Borrower and Lender desire to extend the term of the Loan under the Loan Documents to April 29, 2014, and are entering into this Amendment in order to effect said extension.

AGREEMENT

1.	The undersigned parties agree that the Note is hereby amended such that the Maturity Date (as set forth and defined in the Note) is April 29, 2014.

2.	The undersigned parties hereby acknowledge that by reason of the foregoing amendment, the preamble of the Loan Agreement is hereby amended to reflect a revised due date of April 29, 2014.

[Signatures Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

	LENDER:		BORROWER:

	Sysorex Global Holdings Corp.		AirPatrol Corporation
	a Nevada corporation		a Nevada corporation

By:	/s/ Nadir Ali	By:	/s/ Cleve Adams

Name:	Nadir Ali	Name:	Cleve Adams

Its:	CEO	Its:	CEO

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